UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2009

REGENCY ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

DELAWARE	000-51757	16-1731691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 3700

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (214) 750-1771

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1-Selected Financial Data

Exhibit 99.2-Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3-Consolidated Financial Statements

Exhibit 99.4-Consent of KPMG LLP

Exhibit 99.5-Consent of Deloitte & Touche LLP

Item 8.01 Other Events

The Partnership has recast its selected financial data, management’s discussion and analysis of financial condition and results of operations, and financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007, and 2006 for the retrospective adoption of (a) EITF 07-4, “Application of the Two-Class Method under FASB Statement No. 128 to Master Limited Partnerships”, SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51”, and FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities”. Additionally, the Partnership has restated its segment information for the realignment of its segments subsequent to formation of the Haynesville Joint Venture and corrected the information with respect to the guarantors of the 8 3/8 percent Senior Notes due 2013.

The recasted selected financial data, management’s discussion and analysis of financial condition and results of operations and financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 are included as Exhibits 99.1, 99.2 and 99.3 to this Current Report, respectively, and are hereby incorporated into this Item 8.01 by reference.

The adjustments made to the selected financial data, management’s discussion and analysis of financial condition and results of operations, and the financial statements included herein have no impact on total revenues, total segment margin, EBITDA, or net income (loss) for any period presented. The impact of adopting these accounting standards to earnings per unit is disclosed in footnote 4 to the financial statement in Exhibit 99.3. The impact of the realignment of our segments resulted in transportation segment margin decreasing by $11,273,000, $6,784,000, and $4,259,000 for the years ended December 31, 2008, 2007, and 2006, respectively, while at the same time increasing gathering and processing segment margin by $10,459,000, $5,754,000, $3,531,000, and corporate and others by $814,000, $1,030,000, and $728,000 for the years ended December 31, 2008, 2007, and 2006, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Selected Financial Data

Exhibit 99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

Exhibit 99.3	Consolidated Financial Statements

Exhibit 99.4	Consent of KPMG LLP

Exhibit 99.5	Consent of Deloitte & Touche LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regency Energy Partners LP

By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

May 14, 2009